UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 1,  2011

XUN ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53466	26-1616719
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12518 NE Airport Way, Suite 148 No. 156 Portland Oregon 97230

(Address of principal executive offices)

775-200-0505

 (Registrant's telephone number, including area code)

___N/A___

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

Certain statements included in this Form 8-k regarding Xun Energy, Inc. ( “Company”) that are not  historical  facts are  forward-looking statements,  including  the  information  provided  with  respect  to the future business  operations  and  anticipated  operations  of the Company. These forward-looking  statements are based on current expectations, estimates,  assumptions and beliefs of management,  and words such as "expects," "anticipates,"   "intends,"   "plans,"   "believes,"   "estimates"  and  similar expressions  are intended to identify  such  forward-looking  statements. These forward-looking  statements involve risks and uncertainties,  including, but not limited  to,  the  success  of our  current  or  proposed  business  activities. Accordingly, actual results may differ.

Section 5-Corporate Governance and Management

Item 5.02

Departure of Directors or Principal Officers:  Election of Directors: Appointment of Principal Officers

 Xun Energy, Inc., a Nevada corporation, (the "Company") has obtained the written consent of the stockholders holding a majority, 86.51%, of the outstanding voting rights of the Company on September 1, 2011 (the "Consent"). The Consent approved the election of Mr. Kevin M. Grapes and Jerry G. Mikolajczyk as directors of the Company for a term of one (1) year ending August 31, 2012. Mr. Mikolajczyk termed out as a director of the Company on August 31, 2011.

Mr. Kevin M. Grapes:

Mr. Grapes, age 40, has a varied career with alternative energy, casino development, mining operations, mergers/acquisitions, and joint ventures to undervalued asset-based structured financing.

Mr. Grapes was previously the Managing Director and Owner of Centaur Services, LLC, a strategic consulting firm specializing in the development and financing of corporate strategies for public and private companies worldwide. Mr. Grapes has worked with numerous companies across all sectors. Most recently, he has consulted with Diamondhead Casino Corporation, a casino development company, out of Alexandria, Virginia and Verdant Power, a hydroelectric alternative energy company, based in Roosevelt Island, New York.

Mr. Grapes held the position of Director of Investor Relations for Minecore International, Inc, an exploration and mining company. Previously, Mr. Grapes partnered with Washington Home Mortgage and Guardian Mortgage in Bethesda, Maryland to build and maximize profits for the companies. Mr. Grapes started his executive career with Tambora Financial Corporation based in Salt Lake City, Utah. Tambora is a financial services holding company that specializes in life and annuity products. Mr. Grapes held the position of Director of Investor Relations and later Executive Vice President and Board Member. Through this experience, Mr. Grapes has an extensive background in traditional and alternative financing, with a solid track record of facilitating transactional involvement of high-level principals of all types, including construction of corporate structure and boards of directors, improving corporate transparency and increasing shareholder value.

Mr. Grapes, as a direct consultant, has collaborated with and on behalf of, some of the largest private and sovereign wealth funds worldwide. Currently he sits on the Innovatum Capital Advisory Board and volunteers’ time towards lobbying efforts for Federal Recognition of the Lumbee Indian Tribe.

Mr. Grapes received a BA from the University of North Carolina, Pembroke.

Mr. Jerry G. Mikolajczyk:

Mr. Mikolajczyk, age 58, has served as a director of the Company from June 1, 2011 until he termed out on August 31, 2011. Mr. Mikolajczyk is a professional accountant with over 36 years of business experience. During his career, he has worked with both large multi-national corporations and small start-up enterprises. His work experience encompasses oil and gas exploration, mining, transportation and housing. He has worked for BP Resources, SCI Group of Companies, Husky Oil, Syncrude, Bechtel, Guy F. Atkinson and INCO holding various positions in the fields of finance and accounting.

More recently, Mr. Mikolajczyk’s focus has been small start-up and developmental stage companies. Since October 2010 he has served as president of Carter Creek Mining Corporation and since March 2010 he has served as president of Shirelle Holdings Inc. Both of these companies are engaged in mining and exploration activities. Mr. Mikolajczyk has provided services to the Company in connection with the Company’s development of its oil and gas facilities located in Kentucky and have provided financial services to the Company for over twelve months prior to his appointment as President, CEO, CFO, and director of the Company on June 1, 2010. From January through August 2010, he served as interim chief financial officer for Global Power and Water Industries, Inc., a company whose focus was the development of solar energy in China. From April 2007 through May 2009, he served as the chief financial officer for the Santa Clara Valley Transportation Authority (VTA) and from 2004 through 2010, he served as president and chief executive officer of Minecore International Inc., a company engaged in exploration and mining operations in Madagascar.

Mr. Mikolajczyk graduated from Red River Community College with a diploma in Business Administration in 1975.

Mr. Mikolajczyk obtained his CGA (Certified General Accountant) designation in 1985 and his CIA (Certified Internal Auditor) designation in 1988.

In 2008, Mr. Mikolajczyk was awarded “CFO of the Year, Silicon Valley/San Jose” for his accomplishments at VTA.

Mr. Mikolajczyk is an acknowledged speaker and presenter. He has moderated various panels on P3’s (Private Public Partnerships) projects such as the Confederation Bridge, the longest bridge in North America, joining Prince Edward Island and New Brunswick in Canada, which Mr. Mikolajczyk was involved in the bidding, award and financing of the project. He also presented a paper to the 1990 Western Regional Conference of the Institute of Internal Auditors entitled:  "Is Your Project Control Out of Control?" and a paper in 1991 to the Institute of Internal Auditors, Calgary Chapter, entitled:  "Operational Audit of the Procurement Function".

Compensation

Both Mr. Grapes and Mr. Mikolajczyk will receive 5,000 shares per month of the Company’s common stock in consideration for them serving on the Company’s Board of Directors. A copy of the Board Member Agreement between Company and Mr. Grapes; the Company and Mr. Mikolajczyk are attached as Exhibit 10.1 and 10.2 respectively.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

Description______________________________________________________________________________________

10.1

Board Member Agreement between Xun Energy, Inc. and Kevin Grapes as Director, Contract No. S20110901

10.2

Board Member Agreement between Xun Energy, Inc. and Jerry G. Mikolajczyk as Director, Contract No. S20110902

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  September 8, 2011

Xun Energy, Inc. BY: /S/ Jerry G. Mikolajczyk —————————————— Name: Jerry G. Mikolajczyk Title: President/CEO